UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 20, 2014

Naked Brand Group Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-52381	N/A
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

10th Floor - 95 Madison Avenue, New York, New York 10016
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code 212-851-8050

2 – 34346 Manufacturers Way, Abbotsford, BC  V2S 7M1
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                    Entry into a Material Definitive Agreement.

On August 20, 2014, we entered into an Amended and Restated Stock Option Award Agreement with our Chief Executive Officer/Chief Creative Officer and director, Carole Hochman (the “Amended Award Agreement”).  Under the terms of the Amended Award Agreement, we have revised the forfeiture terms with respect to certain “non-qualified stock options”, as such term is defined in Section 422 of the Internal Revenue Code of 1986, as amended, whereby the vested portion of such options will continue to be exercisable for the remaining term of the option in the case of Ms. Hochman’s Termination Without Cause or Resignation for Good Reason, as such terms are defined in the employment agreement between the company and Ms. Hochman (incorporated by reference to Exhibit 10.9 to our current report on Form 8-K filed with the Securities and Exchange Commission on June 11, 2014).

The foregoing description of the Amended Award Agreement does not purport to be complete and is qualified in its entirety by reference to such agreement, which is attached hereto as Exhibit 10.1, and is incorporated herein by reference.

Item 5.07                    Submission of Matters to a Vote of Security Holders.

On August 21, 2014, we obtained the majority vote of written consent of stockholders, whose written consent was solicited in lieu of a meeting, approving (1) an amendment to our Articles of Incorporation to increase the number of authorized shares of our common stock from 100,000,000 to 450,000,000 and (2) our 2014 Long-Term Incentive Plan.  As a result, the proposals have been approved by our stockholders.

The proposals are described in detail in the Company’s definitive Proxy Statement filed on Schedule 14A with the Securities and Exchange Commission on August 5, 2014.

The Company will report final voting results after the voting is closed on August 28, 2014.

Item 9.01                    Financial Statements and Exhibits.

(d)	Exhibits
10.1	Amended and Restated Stock Option Award Agreement with Carole Hochman
10.2	Certificate of Amendment to Articles of Incorporation (incorporated by reference to Appendix A to the Company’s definitive Proxy Statement on Schedule 14A filed on August 5, 2014)
10.3	2014 Long-Term Incentive Plan (incorporated by reference to Appendix B to the Company’s definitive Proxy Statement on Schedule 14A filed on August 5, 2014)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NAKED BRAND GROUP INC.

/s/ Michael Flanagan

Name:     Michael Flanagan
        Chief Financial Officer

Date: August 26, 2014